VOTING RIGHTS PROXY AGREEMENT
投票权代理协议

This Voting Rights Proxy Agreement (the “Agreement”) is entered into in Pengdingshan City, Henan Province, People’s Republic of China (“PRC” or “China”) as of March 18, 2009 by and among Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd. (“Party A”) and the undersigned shareholders (the “Shareholders”) of Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd.(“Hongli”), its branch factory, Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. Baofeng Coking Factory (“Baofeng Coking”), its subsidiaries, Baofeng Hongguang Environment Protection Electricity Generating Co., Ltd. (“Hongguang Power”) and Baofeng Hongchang Coal Co., Ltd. (“Hongchang Coal”, and with Hongli, Baofeng Coking and Hongguang Power collectively referred as the “Hongli Group”).  Party A and the Shareholders are each referred to in this Agreement as a “Party” and collectively as the “Parties”. The Hongli Group is made a party to this Agreement for the purpose of acknowledging the Agreement.

本《投票权代理协议》（“本协议”）于2009年3月18日在中华人民共和国（“PRC”或“中国”）河南省平顶山市，由平顶山泓源能源科技开发有限公司（“甲方”）以及以下签字的泓利集团股东（“股东”）签署。“泓利集团”是河南省平顶山泓利煤焦有限公司（“泓利公司”）和其分厂河南省平顶山泓利煤焦有限公司宝丰县焦化厂（“宝丰焦化”），以及其子公司宝丰县泓光环保发电有限公司（“泓光公司”）和宝丰县泓畅煤业有限公司（“泓畅公司”）。甲方和股东总称为“各方”。泓利集团以下签字是为认可本协议。

RECITALS
陈述

1.           Party A, a company incorporated in the PRC as a foreign investment enterprise, specializes in research and development and consulting for the energy industry, and the Hongli Group is engaged in a variety of coal-related enterprises (collectively the “Business”), including (a) Hongli, a company incorporated in China that is primarily engaged in the processing and sale of coal coke and coke chemical products and the sale of cleaned coal, with its branch factory, Baofeng Coking, primarily engaged in coking, (b) Hongguang Power, a company incorporated in China that is primarily engaged in the business of power generation and (c) Hongchang Coal, a company incorporated in China that is primarily engaged in coal mining and related activities. Party A and the Hongli Group have entered into a certain Consulting Services Agreement dated March 18, 2009 (the “Consulting Services Agreement”) in connection with the Business.

    甲方为根据中国法成立的外商独资企业，专业开展能源业开发和咨询业务；并且泓利集团主要从事多样的煤产品业务（总称为“业务”），包括 （a） 泓利公司，一家在中国设立的公司，主要从事煤炭和煤焦产品的加工和销售与洗精煤的销售，其分厂宝丰

焦主要从事煤焦化业务，（b） 泓光公司，一家在中国设立的公司，主要从事发电业务，与（c） 泓畅公司，一家在中国设立的公司，主要从事煤矿和相关业务。甲方与泓利集团在2009年3月18日签订了《咨询服务协议》（“服务协议”），根据协议，由甲方为泓利集团提供与泓利集团业务有关的咨询服务。

2．           The Shareholders are shareholders of the Hongli Group, each legally holding such amount of equity interest of the Hongli Group as set forth on the signature page of this Agreement and collectively holding 100% of the issued and outstanding equity interests of the Hongli Group (collectively the “Equity Interest”).

股东按照本协议签字页载明的数额合法持泓利集团的股权，前述股权合计构成泓利集团的已发行股权的100%（以下统称“股权”）。

3.           In connection with the Consulting Services Agreement, the Parties have entered into a certain Operating Agreement dated March 18, 2009, pursuant to which the Shareholders now desire to grant to Party A a proxy to vote the Equity Interest for the maximum period of time permitted by law in consideration of Party A’s obligations thereunder.

在签署服务协议时，各方于2009年3月18日签署一份《经营协议》。根据经营协议，股东现在依甲方之义务为对价，在法律允许的最长期限内授予甲方全部股权投票权利。甲方认可并接受该权利。

NOW THEREFORE, the Parties agree as follows:

鉴于此，各方达成如下协议：

1.           The Shareholders hereby agree to irrevocably grant and entrust Party A, for the maximum period of time permitted by law, with all of their voting rights as shareholders of the Hongli Group.  Party A shall exercise such rights in accordance with and within the parameters of the laws of the PRC and the Articles of Association of the Hongli Group.

股东在此同意不可撤销地许可和授权甲方，在法律允许的最长期限内，行使泓利集团股东的投票权。并且甲方应当根据中国法和泓利集团的公司章程行使该投票权。

2.           Party A may establish and amend rules to govern how Party A shall exercise the powers granted by the Shareholders herein, including, but not limited to, the number or percentage of directors of Party A which shall be required to authorize the exercise of the voting rights granted by the Shareholders, and Party A shall only proceed in accordance with such rules.

Proxy Agreement
HENAN PROVINCE PENGDINGSHAN HONGLI COAL & COKE CO., LTD.

甲方可以设立或修改适用于有关于如何行使股东所赋予的权力的规则。包括但不限于行使投票权授权所需的甲方董事人数或比例。甲方必须仅根据上述规则进行行为。

3.           The Shareholders shall not transfer or cause to be transferred the Equity Interest to any party (other than Party A or such designee of Party A).  Each Shareholder acknowledges that it will continue to perform its obligations under this Agreement even if one or more of other Shareholders no longer hold any part of the Equity Interest.

股东不得转让股权或导致股权转让给除甲方或甲方指定人以外的其他人。每位股东同意：即使任何其他股东不再持有公司的股权的任何部分，其也将继续履行本协议。

4.           This Proxy Agreement has been duly executed by the Parties as of the date first set forth above, and in the event that a Party is not a natural person, then such Party’s action has been duly authorized by all necessary corporate or other action and executed and delivered by such Party’s duly authorized representatives.  This Agreement shall take effect upon the execution of this Agreement.

本协议由各方于首页载明之日期依法签署，在一方不是自然人的情况下，该协议方的作为已通过必要措施有效授权，并由该协议方的授权代表签署、交付。本协议应在签订时生效。

5.           Each Shareholder represents and warrants to Party A that such Shareholder owns such amount of the Equity Interest as set forth next to its name on the signature page below, free and clear of all liens and encumbrances, and such Shareholder has not granted to any party, other than Party A, a power of attorney or proxy over any of such amount of the Equity Interest or any of such Shareholder’s rights as a shareholder of Hongli Group.  Each Shareholder further represents and warrants that the execution and delivery of this Agreement by such Shareholder shall not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to such Shareholder.

每位股东向甲方陈述和保证：该股东拥有所有在签字页姓名以下显示的股权数额，并且没有任何担保和权利负担。该股东未向除甲方以外的任何人授予任何股权和作为泓利集团股东的权利的授权书或委托书。每位股东进一步陈述和保证它签署或交付本协议不违反适用于股东的法律、法规、司法决定、行政命令、仲裁裁决、合同或契约。

6.           This Agreement may not be terminated without the unanimous consent of all Parties, except that Party A may, by giving a thirty (30) day prior written notice to the Shareholders, terminate this Agreement, with or without cause.

Proxy Agreement
HENAN PROVINCE PENGDINGSHAN HONGLI COAL & COKE CO., LTD.

除非甲方因任何原因提前30天书面通知可以终止本协议外，本协议非经各方一致同意不得终止。

7.           Any amendment to and/or rescission of this Agreement shall be in writing by the Parties.

本协议的任何修改和/或解除都必须由协议各方通过书面形式进行。

8.           The execution, validity, creation and performance of this Agreement shall be governed by the laws of PRC.

本协议的签署、效力、成立和履行应当适用中华人民共和国法律。

9.           This Agreement shall be executed in four (4) duplicate originals in English, and each Party shall receive one (1) duplicate original, each of which shall be equally valid.

本协议用英语签署四份，每一方持有一份，每一份都具有同等效力。

10.           The Parties agree that in the event a dispute shall arise from this Agreement, the Parties shall settle their dispute through amicable negotiations.  If the Parties cannot reach a settlement within 45 days following the negotiations, the dispute shall be submitted to be determined by arbitration through China International Economic and Trade Arbitration Commission (“CIETAC”) Shanghai Branch in accordance with CIETAC arbitration rules.  The determination of CIETAC shall be conclusively binding upon the Parties and shall be enforceable in any court of competent jurisdiction.

如果因本协议产生争议，双方同意通过协商解决。如果双方不能在协商45日后达成一致，应提交中国国际经济贸易仲裁委员会上海分会依据其仲裁规则进行仲裁。仲裁裁决对各方具有最终约束效力，能够在具有管辖权的任何法院执行。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

Proxy Agreement
HENAN PROVINCE PENGDINGSHAN HONGLI COAL & COKE CO., LTD.

[SIGNATURE PAGE]
[签字页]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARTY A:             Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd.
甲方：                   平顶山泓源能源科技开发有限公司
Legal/Authorized Representative: /s/ LV Jianhua
法定代表人/或被授权人(签字)
Name: LV Jianhua
姓名: 吕建华
Title: Executive Director
职务: 执行董事

Proxy Agreement
HENAN PROVINCE PENGDINGSHAN HONGLI COAL & COKE CO., LTD.

SIGNATURE PAGE FOR SHAREHOLDERS
股东签字页

SHAREHOLDERS OF  HENAN PROVINCE PINGDINGSHAN HONGLI COAL & COKE CO., LTD. (INCLUDING HENAN PROVINCE PINGDINGSHAN HONGLI COAL & COKE CO., LTD. BAOFENG COKING FACTORY ) (“Hongli”)

河南省平顶山泓利煤焦有限公司(“泓利公司”) (含其分厂，河南省平顶山泓利煤焦有限公司宝丰焦化厂)的股东:

/s/ LV Jianhua_______
LV Jianhua
吕建华
Owns 83.66% of Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”)
持有河南省平顶山泓利煤焦有限公司(“泓利公司”)股权83.66%

/s/ ZHENG Xin______
ZHENG Xin
郑昕
Owns 6.44% of Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”)持有河南省平顶山泓利煤焦有限公司(“泓利公司”)股权6.44%

/s/ SONG Guoxiang____
SONG Guoxiang
宋国祥
Owns 4.95% of Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”)
持有河南省平顶山泓利煤焦有限公司(“泓利公司”)股权4.95%

/s/ XU Wenqi__________
XU Wenqi
许文旗
Owns 4.95% of Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”)
持有河南省平顶山泓利煤焦有限公司(“泓利公司”)股权4.95%

Proxy Agreement
HENAN PROVINCE PENGDINGSHAN HONGLI COAL & COKE CO., LTD.

SHAREHOLDERS OF BAOFENG HONGGUANG ENVIRONMENT PROTECTION ELECTRICITY GENERATING CO., LTD. (“Hongguang Power”)

宝丰县泓光环保发电有限公司(“泓光公司”)股东

Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”)
河南省平顶山泓利煤焦有限公司(“泓利公司”)
Legal/Authorized Representative: /s/ LV Jianhua______
法定代表人/或被授权人（签字）
Name: LV Jianhua
姓名:吕建华
Title: Executive Director
职务: 执行董事
Owns 100% of Baofeng Hongguang Environment Protection Electricity Generating Co., Ltd. (“Hongguang Power”)
持有宝丰县泓光环保发电有限公司(“泓光公司”)100%的股权

SHAREHOLDERS OF BAOFENG HONGCHANG COAL CO., LTD. (“Hongchang Coal”)

宝丰县泓畅煤业有限公司(“泓畅公司”)

Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”)
河南省平顶山泓利煤焦有限公司(“泓利公司”)
Legal/Authorized Representative: /s/ LV Jianhua_______
法定代表人/或被授权人（签字）
Name: LV Jianhua
姓名:吕建华
Title: Executive Director
职务: 执行董事

Proxy Agreement
HENAN PROVINCE PENGDINGSHAN HONGLI COAL & COKE CO., LTD.

Owns 100% of Baofeng Hongchang Coal Co., Ltd. (“Hongchang Coal”)
持有宝丰县泓畅煤业有限公司(“泓畅公司”)100%的股权
ACKNOWLEDGED BY:
认可:
THE HONGLI GROUP:
泓利集团:

Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (including its branch factory, Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd Baofeng Coking Factory )(“Hongli”)
河南省平顶山泓利煤焦有限公司(“泓利公司”) (含其分厂，河南省平顶山泓利煤焦有限公司宝丰焦化厂)
Legal/Authorized Representative: /s/ LV Jianhua_____
法定代表人/或被授权人（签字）
Name: LV Jianhua
姓名:吕建华
Title: Executive Director
职务: 执行董事

Baofeng Hongguang Environment Protection Electricity Generating Co., Ltd. (“Hongguang Power”)
宝丰县泓光环保发电有限公司(“泓光公司”)
Legal/Authorized Representative: /s/ ZHU Guoli______
法定代表人/或被授权人（签字）
Name: ZHU Guoli
姓名: 祝国利

Proxy Agreement
HENAN PROVINCE PENGDINGSHAN HONGLI COAL & COKE CO., LTD.

 Title: Executive Director
 职务: 执行董事

Baofeng Hongchang Coal Co., Ltd. (“Hongchang Coal”)
宝丰县泓畅煤业有限公司(“泓畅公司”)
 Legal/Authorized Representative: /s/ LV Jianhua______
 法定代表人/或被授权人（签字）
 Name: LV Jianhua
 姓名: 吕建华
 Title: Executive Director
 职务: 执行董事

Proxy Agreement
HENAN PROVINCE PENGDINGSHAN HONGLI COAL & COKE CO., LTD.